Exhibit 10.1
                             SUBSCRIPTION AGREEMENT
                          (RAB Special Situations, LP)

THIS SUBSCRIPTION AGREEMENT (this "Agreement") dated as of the 31st day of December, 2004,

BETWEEN:

      WESTERN GOLDFIELDS, INC., a Idaho (U.S.A.) corporation with an address at 961 Matley Lane, Suite 120, Reno, Nevada 89502 (U.S.A.) (the "Issuer" or "Company")

AND:

      RAB SPECIAL SITUATIONS, LP, a Delaware limited partnership, with its principal business address at c/o RAB Capital Limited, No. 1 Adam Street, London W2CN 6LE, United Kingdom (the "Investor")

WITNESSES THAT WHEREAS:

A. The Issuer is subject to the regulatory jurisdiction of the U.S. Securities and Exchange Commission (the "Commission") and any other securities commission of any State of the United States in which the Units of the Issuer are offered.

B. The Investor has agreed to purchase Units of the Issuer with respect to the Issuer's private placement of the Units (the "Offering"), on the terms and conditions set forth herein at a price of U.S. $0.50 per Unit (including any interest or portion thereof, any securities into which the Units, the Shares, the Warrants (as defined below) or the Warrant Shares (as defined below) are convertible into or exchangeable for, the "Units"). Each Unit consists of one share of Series "A-1" Convertible Preferred Stock, par value $0.01 per share (the "Preferred Stock"), of the Issuer (the "Shares"), the terms of which are set forth in the form of Articles of Amendment to the Articles of Incorporation of the Company attached hereto as Exhibit A hereto (the "Articles of Amendment"), and one half Series "A" warrant (the "Warrants"), the terms of which are set forth in the Warrant Agreement in the form attached hereto as Exhibit B (the "Warrant Agreement"). Each whole Series "A" warrant entitling the holder to acquire one additional share of Preferred Stock (the "Warrant Shares") at any time for a period of two years from the date of this Agreement at a price of $0.60. The Shares are convertible into shares of common stock of the Company (the "Common Shares") under the terms set forth in the Articles of Amendment and Warrant Agreement.

C. Such investment will be made in reliance upon the provisions of Regulation S, Section 4(2), Section 4(6) and/or Regulation D of the Securities Act of 1933, as amended (the "Securities Act"), and the other rules and regulations promulgated thereunder, and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments in securities to be made hereunder.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, the parties agree as follows:

1.    PURCHASE AND SALE OF UNITS


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1.1   The Investor hereby subscribes for and pays for in accordance with the terms of this Agreement, 1,000,000 Units at a price of U.S. $0.50 per Unit.

1.2 The Investor shall deliver the sum of U.S. $500,000 to the Issuer (the "Aggregate Purchase Price").

1.3 Each whole Warrant will be exercisable for $0.60 per share for a period of two years from the date of issuance.

1.4 Delivery and payment for the Units will be completed at the offices of the Company at 11:00 a.m. (Reno time) (the "Closing Time") on December 3, 2004 or such earlier or later date or time as the Company may determine, but in no event later than December 15, 2004 (the "Closing Date").

2.    CONDITIONS OF CLOSING

2.1 Investor Closing Deliveries. The obligation of the Company to consummate the transactions contemplated by this Agreement is subject to the satisfaction of the following conditions precedent or execution and delivery to the Company of the following agreements, documents or instruments, as the case may be:

      (a) Payment by the Investor to the Company of the Aggregate Purchase Price pursuant to Section 7 below;

      (b) the representations and warranties made by the Investor in this Agreement shall be true and correct as of the Closing Date and the covenants of the Investor shall have been performed, satisfied and complied with, where applicable, on or before the Closing Date; and

      (c) an executed copy of the Registration Rights Agreement in the form attached hereto as Exhibit C (the "Registration Rights Agreement").

2.2 Company Closing Deliveries. The obligation of the Investor to consummate the transactions contemplated by this Agreement is subject to the satisfaction of the following conditions precedent or execution and delivery to the Investor of the following agreements, documents or instruments, as the case may be:

      (a) the representations and warranties made by the Company in this Agreement shall be true and correct as of the Closing Date (except for representations and warranties that speak as of a specific date) and the covenants of the Company shall have been performed, satisfied and complied with, where applicable, on or before the Closing Date;

      (b)   a certificate representing the Shares to the Investor;

      (c)   an executed copy of the Warrant Agreement;

      (d)   an executed copy of the Registration Rights Agreement;

      (e) the Company shall have amended its Articles of Incorporation to authorize the issuance of the Preferred Stock with terms set forth in the Articles of Amendment;


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      (f)   a certificate executed by the chief executive officer or the chief financial officer of the Company, dated the Closing Date, in form and substance reasonably satisfactory to the Subscriber, confirming the satisfaction of paragraph 2.2(a) and such other matters as may be reasonably requested by the Investor or its counsel; and

      (g) the Company's legal counsel issues an opinion that (i) the Company has the requisite corporate power and authority to issue the Shares,
            (ii) the execution and delivery of this Agreement and the agreements contemplated by this Agreement have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, its Board of Directors or its stockholders; and (iii) the Shares and Warrants, when issued and paid for in accordance with this agreement, will be duly and validly issued, fully paid and non-assessable, are not subject to preemptive rights or similar rights of stockholders.

2.3 Notwithstanding the foregoing, in the event the Company has not accepted the Investor's subscription and this Agreement on or before December 15, 2004, this Agreement and any other documents delivered in connection herewith will be returned to the Investor at the address set forth on the first page of this Agreement and any subscription funds that were provided will be returned in the same manner without interest or deduction.

3.    REPRESENTATIONS AND WARRANTIES

3.1   The Investor represents and warrants to the Issuer that:

      (a) The Investor is duly organized and in good standing under the laws of its jurisdiction of its organization.

      (b) The Investor has the requisite corporate or other organizational power and authority to enter into and to consummate the transactions contemplated by this Agreement. The execution and delivery by the Investor of the this Agreement and the other documents contemplated hereby have been duly authorized by all necessary action on the part of the Investor, and no further consent or action is required by the Investor.

      (c) The Investor is knowledgeable and experienced in making investments of this type, and able to bear the economic risk of loss of its investment in the Company. The Investor is an "accredited investor," as that term is defined in Rule 501(a) of Regulation D under the Securities Act.

      (d) There are no claims for brokerage commissions, finder's fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by the Investor.

      (e) The Investor is acting on its own behalf in connection with the investigation and examination of the Company and its decision to execute the agreement and the other documents, agreements and instruments contemplated hereby.

      (f) The Investor is not acquiring the Units as a result or any information about the affairs of the Issuer that is not generally known to the public.


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3.2   The Issuer represents and warrants to the Investor that:

      (a) Validity of Existence. The Issuer is a corporation duly incorporated and in good standing under the laws of the State of Idaho, and has the requisite corporate power and authority to conduct its business as it is currently being conducted.

      (b) Subsidiaries. The Company has two direct, wholly owned subsidiaries, Western Mesquite Mines Inc. ("WMMI"), a Nevada corporation, and Calumet Mining Company ("Calumet"), an Idaho corporation. Except as otherwise provided by that certain Facility Agreement, dated as of November 5, 2003, between Western Mesquite Mines, Inc., each party listed in schedule 1 thereto as a Guarantor, RMB International (Dublin) Limited and RMB Resources Limited, and the other documents, agreements and instruments related thereto, the Company owns directly all of the capital stock or comparable equity interests of WMMI and Calumet free and clear of any lien. All of the issued and outstanding shares of capital stock of each of WMMI and Calumet are validly issued and are fully paid, non-assessable and free of preemptive and similar rights. Each of WMMI and Calumet are corporations duly incorporated and in good standing in their respective jurisdictions of organization, and each has the requisite corporate power and authority to conduct its business as it is currently being conducted.

      c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement. The execution and delivery by the Company of this Agreement and the other documents contemplated hereby (collectively, the "Transaction Documents") have been duly authorized by all necessary action on the part of the Company, and no further consent or action is required by the Company, its Board of Directors or its stockholders. Each of the Transaction Documents, when duly authorized, executed and delivered by all parties thereto other than the Company, will constitute, a valid and binding obligation of the Company, enforceable against the Company in accordance with the terms thereof, except that (i) the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally, (ii) equitable remedies, including, without limitation, specific performance and injunction, may be granted only in the discretion of a court of competent jurisdiction, (iii) rights of indemnity, contribution and the waiver of contribution provided for herein, and any provisions exculpating a party from a liability or duty otherwise owed by it, may be limited under applicable law, and (iv) the enforceability of provisions in any Transaction Document which purport to sever any provision which is prohibited or unenforceable under applicable law.

      d) No Conflicts. The execution, delivery and performance of the transactions contemplated hereunder by the Company do not and will not (i) conflict with or violate any provision of the Company's or its subsidiaries' certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii), to the knowledge of the Company, conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or debt or otherwise) to which the Company or any subsidiary is a party or by which any property or asset of the Company or any subsidiary is bound or affected, except to the extent that such conflict, default or termination right could not reasonably be expected to have a Material Adverse Effect (as defined in Section 3.2(g) below), or (iii), to the knowledge of the Company, result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or its subsidiaries are subject (including federal and state securities laws and regulations, assuming the accuracy and completeness of the representations and warranties of the Investor in this Agreement), or by which any property or asset of the Company or its subsidiaries is bound or affected. As used herein, the words "knowledge of the Company" (or any substantially similar phrase) means the active knowledge (without investigation) of the President of the Company and its executive officers.


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

      e) Issuance of the Securities. The Preferred Stock and Warrants, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable, free and clear of all liens and, except as otherwise set forth herein or in the instruments representing such securities or describing the rights and obligations relating thereto, shall not be subject to preemptive rights or similar rights of stockholders. The Common Shares issuable upon conversion of the Preferred Stock or exercise of the Warrants, when issued in accordance with the Articles of Amendment or Warrant Agreement, as applicable, will be duly and validly issued, fully paid and non-assessable, free and clear of all liens and shall not be subject to preemptive rights or similar rights of stockholders.

      f) Capitalization. All outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and non-assessable. The Company has the authorized capitalization as set forth in its statements, reports, prospectuses and registration statements filed with the Commission (the "SEC Filings") as of the respective dates set forth therein. As of December 31, 2004, the Company had 38,722,309 Common Shares issued and outstanding, options exercisable to acquire 3,183,084 Common Shares at an average exercise price of $0.761, and warrants exercisable to acquire 16,676,335 Common Shares at an average exercise price of $0.948. Except as contemplated in this Agreement or described in the SEC Filings, the Company has no preferred shares or convertible debt outstanding as of the Closing Date.

      g) Material Changes. Since September 30, 2004, except as set forth in the SEC Filings, the Company has not suffered any change that has had, or could reasonably be expected to have, a Material Adverse Effect. "Material Adverse Effect" shall mean any event, occurrence or development that, individually or in the aggregate, has had or that could reasonably have, a material adverse affect on (A) the validity or enforceability of this Agreement, (B) the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, or
            (C) the Company's ability to perform fully on a timely basis its obligations under this Agreement. Since September 30, 2004, and except as set forth in the SEC Filings, the Company has not incurred any liabilities (contingent or otherwise) other than (x) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and expenses incurred in connection with the Offering and sale of the Shares and Warrant Shares and the preparation of a registration statement to be filed in connection therewith and (y) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission. Since September 30, 2004, except as set forth in the SEC Filings, the Company has not altered its method of accounting or the identity of its auditors. Since September 30, 2004, except as set forth in the SEC Filings, the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock.


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

      h) Absence of Litigation. There is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries that could, individually or in the aggregate, have a Material Adverse Effect.

      i) Compliance. Neither the Company nor any subsidiary, to the knowledge of the Company, (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any subsidiary under), nor has the Company or any subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority, including without limitation all federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters (assuming the accuracy and completeness of the representations and warranties of the Investor in this Agreement), except in each case as could not, individually or in the aggregate, have or result in a Material Adverse Effect.

      j) Title to Assets. The Company and its subsidiaries have good and marketable title in all property owned by them that is material to their respective businesses, in each case free and clear of all liens, except as set forth in the SEC Filings and except for liens which do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the subsidiaries. To the knowledge of the Company, any real property and facilities held under lease by the Company and the subsidiaries are held by them under valid, subsisting and enforceable leases.

      k) Offering. Assuming the accuracy and completeness of the representations and warranties of the Investor in this Agreement, the offer, sale and issuance of the Units contemplated by this Agreement are exempt from the registration requirements of the Securities Act, and the Company has not taken action that would cause the loss of such exemption. Neither the Company nor any person acting on the Company's behalf has sold or offered to sell or solicited any offer to buy the Units by means of any form of general solicitation or advertising.

      l) Application of Takeover Protections. There is no control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's charter documents or the laws of its state of incorporation that are applicable to the Investor as a result of the consummation of the transactions contemplated by this agreement. The foregoing notwithstanding, the Company has authorized in its articles of incorporation blank check preferred stock.

      m) Disclosure. No representation or warranty by the Company contained in this Agreement contains any untrue statement of material fact or omits to state any material fact necessary, in light of the circumstances under which it was made, to make the statements herein not misleading.

      n) Patents and Trademarks. The Company and its subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses.


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

      o) Regulatory Permits. To the knowledge of the Company, the Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses.

      p) Tax Returns. Except as set forth on Schedule 3.2(p), since January 1, 2001, the Company and each of WMMI and Calumet has filed all tax returns required by law to be filed by it and has paid all applicable taxes to the extent such taxes have become due, and the Company has no knowledge of any tax deficiencies or interest or penalties currently accrued or accruing, or alleged by a governmental taxing authority to be currently accrued or accruing, thereon with respect to itself and each subsidiary.

      q) Environmental Laws. The operations carried on by the Company are in material compliance with all applicable federal, state and municipal environmental, health and safety statutes, regulations and permits. To the Company's knowledge, none of such operations is subject to any judicial or administrative proceeding alleging the violation of any federal, state or municipal environmental, health or safety statute or regulation or is subject to any investigation concerning whether any remedial action is needed to respond to a release of any Hazardous Material into the environment. For the purposes of this subparagraph, "Hazardous Material" means any contaminant, pollutant, subject waste, deleterious substance, industrial waste, toxic matter or hazardous waste as defined by applicable federal, provincial, state or municipal laws or regulations enacted for the protection of the natural environment or human health.

      r) OTC Bulletin Board. The Company's shares are currently quoted on the OTC Bulletin Board operated by the National Association of Securities Dealers.

      s) SEC Reporting. The Company, as of the Closing Date, has filed all reports (the "SEC Reports") required to be filed by it pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). As of their respective filing dates, each of the Company's SEC Filings (and if any SEC Report filed prior to the date of this Agreement was amended or superseded by a filing prior to the date of the Closing Date, then as of the date of filing of such amendment or superseding filing), (i) where required, were prepared in all material respects in accordance with the requirements of the 1934 Act and the rules and regulations promulgated thereunder, and (ii) did not contain any untrue statements of a material fact and did not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each set of audited consolidated financial statements and unaudited interim financial statements of the Company (including any notes thereto) included in the SEC Reports (i) complies as to form in all material respects with the published rules and regulations of the SEC with respect thereto, and (ii) have been prepared in accordance with the standards of the Public Company Accounting Oversight Board (except as may be indicated therein or in the notes thereto) and fairly present, in all material respects, the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended subject, in the case of the unaudited interim financial statements, to normal year-end adjustments which were not or are not expected to be material in amount.


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      t)    Disclosure. The Company confirms that neither it nor any other person acting on its behalf has provided the Investor with any information that constitutes material, nonpublic information.

      u) Sarbanes Oxley Compliance. Neither the Company nor any of its officers has received notice from any governmental entity questioning or challenging the accuracy, completeness, form or manner of filing or submission of the certifications of the principal executive officer and the principal accounting officer of the Company pursuant to Section 302(a) and Section 906 of the Sarbanes-Oxley Act of 2002 attached as exhibits to the SEC Reports.

      v) Internal Controls. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations,
            (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

4.    COVENANTS

4.1 The Investor agrees to execute and deliver such further documents and to do all such further acts and things as may be necessary to comply with the further requirements for this Offering and to carry out the intent of this Agreement.

4.2 The Issuer agrees that material future contracts, exploration agreements, property transfers and sales (both real and personal), consultancy arrangements and all other decisions of a material nature to the overall business of the Company are fully reviewed by the Independent Board Members of the Company. Further, if a majority of the Independent Board Members object to the entering into of any such contracts, or other actions enumerated above on the basis of there being a conflict of interest with one or more of the Officers and/or Directors of the Company, then the Company will not enter into such agreement. For the purposes of this paragraph, an "Independent Board Member" shall be any Board member not also an Officer of the Company, and having no other nexus with the proposal being considered, other than as Director of the Company.

4.3 The Company hereby indemnifies and holds harmless the Investor, any of its affiliates and the directors, officers, employees, shareholders and agents of any of the foregoing from time to time (for purposes of this paragraph each an "Indemnified Person") from and against all losses, claims, damages, liabilities, actions or demands including, without limiting the generality of the foregoing, amounts paid in any settlement approved by the Company of any action, suit, proceeding or claim but excluding lost profits and consequential damages, to which each Indemnified Person may become subject insofar as such losses, claims, damages, liabilities, actions or demands arise out of or are based upon, directly or indirectly, any breach of a representation, warranty, covenant or obligation of the Company contained in this Subscription Agreement or any certificate or other document delivered by the Company in connection herewith, and will reimburse such Indemnified Person for any legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any such loss, claim, damage, liability, tax action or demand. For greater certainty, the foregoing shall not apply to any loss sustained by an Indemnified Person by reason of the holding, ownership or disposition of the Units or to any failure of an Indemnified Person to derive earnings or make a profit from any of the Units.


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5. SECURITIES LAWS MATTERS

5.1 The Investor is aware of and acknowledges to and agrees with the Issuer as follows:

      (a) The Investor is an accredited investor as that term is defined in Rule 501(a).

      (b) The Units, the Shares, the Warrants and the Common Shares underlying the Shares and Warrants have not been registered under the Securities Act in reliance on the exemptions under the Securities Act.

      (c) The Investor is acquiring the Units for its own account for investment and not with a view to or for resale in connection with any distribution of the Units. The Investor has not offered or sold any portion of the Units and has no present intention of dividing the Units with others or of selling, distributing or otherwise disposing of any portion of the Units either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance.

      (d) The Investor covenants that it will not make any resale, transfer or other disposition of the Units, the Shares, the Warrants and the Common Shares underlying the Shares and Warrants except pursuant to registration under the Securities Act, or pursuant to an available exemption from registration (accompanied by an opinion of counsel acceptable to the Company that such resale, transfer or other disposition is exempt from the registration provisions of all applicable federal and state laws).

      (e) The Investor understands and agrees that, in addition to the restrictions set forth in this Agreement, the following legend will be placed on any certificate(s) or other document(s) evidencing the Units, the Shares, the Warrants and the Common Shares underlying the Shares and Warrants in substantially the following form and the Investor must comply with the terms and conditions set forth in such legends prior to any resales, pledges, hypothecations or other transfers of the Units:

            "The [______] represented by this certificate have not been registered under any securities laws and may not be transferred, nor will any assignee, vendee, transferee, or endorsee hereof be recognized as having an interest in such [______] by the Company for any purpose, unless (a) the stockholder wishing to transfer the [______] provides an opinion of counsel satisfactory to the Company stating that the proposed transfer of the [______] is exempt from the registration provisions of all applicable federal and state laws, (b) said securities have been registered pursuant to the Securities Act of 1933, as amended (the "Act") and a registration statement under the Act with respect to such [______] shall then be in effect and such transfer has been qualified under applicable state securities laws, or (c) in accordance with the provisions of Regulation S under the Act."

      (f) Stop transfer instructions have been or will be placed on any certificates or other documents evidencing the Units, the Shares, the Warrants and the Common Shares underlying the Shares and Warrants so as to restrict the resale, pledge, hypothecation or other transfer thereof in accordance with the provisions hereof. The parties agree that the Company shall refuse to register any transfer of the Units (or any securities issued upon conversion thereof) not made pursuant to registration under the Securities Act or pursuant to an available exemption from registration under the Securities Act (accompanied by an opinion of counsel acceptable to the Company that such resale, transfer or other disposition is exempt from the registration provisions of all applicable federal and state laws). The Company shall not treat as the owner of the Units (or any securities issued upon conversion thereof), or otherwise accord voting or dividend rights to, any transferee to whom Units (or any securities issued upon conversion thereof) have been transferred in contravention of this Agreement.


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

      (g) The Investor is not subscribing for Units as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or presented at any seminar or meeting.

      (h) The Investor agrees to furnish any additional information requested to assure compliance with applicable federal and state Securities Laws in connection with the purchase and sale of this Units.

      (i) The Investor understands that the Units, the Shares, the Warrants and the Common Shares underlying the Shares and Warrants are "restricted securities" under applicable federal securities laws and that the Securities Act and the rules of the Commission provide in substance that the Investor may dispose of such securities only pursuant to an effective registration statement under the Securities Act or an exemption therefrom.

      (j) The Investor agrees: (i) that the Investor will not sell, assign, pledge, give, transfer or otherwise dispose of the Units, the Shares, the Warrants and the Common Shares underlying the Shares and Warrants or make any offer or attempt to do any of the foregoing, except pursuant to a registration of such securities under the Securities Act and all applicable U.S. state securities laws or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable U.S. state securities laws; (ii) that the Company and any transfer agent for the Units, the Shares, the Warrants and the Common Shares underlying the Shares and Warrants shall not be required to give effect to any purported transfer of any of such securities except upon compliance with the foregoing restrictions; and (iii) that a restrictive legend will be placed on the certificates representing such securities.

      (k) The Investor has not offered or sold any portion of the subscribed for Units and has no present intention of dividing such Units with others or of reselling or otherwise disposing of any portion of such Units either currently or after the passage of a fixed or determinable period of time or upon the occurrence on nonoccurrence of any predetermined event or circumstance.

      (l) The Investor agrees to furnish any additional information requested to assure compliance with applicable U.S. Securities Laws in connection with the purchase and sale of the Units.

6.    GENERAL

6.1 This Agreement may be executed in any number of counterparts, each of which will be taken to be an original; but such counterparts will together constitute one document.

6.2 Neither the Investor nor the Issuer may assign all or any part of his, her or its interest in or to this Agreement without the written consent of the other and any purported assignment without such consent will be void.

6.3 This Agreement is to be governed and interpreted according to the laws of the State of Nevada without regard to conflict of laws or principles.

6.4 This Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors, personal representatives and permitted assigns.

6.5   Time is of the essence of this Agreement.

6.6   The parties to this Agreement may amend this Agreement only in writing.

6.7 The parties to this Agreement will execute and deliver such investor questionnaires, documents, transfers, assurances, Unit certificates and procedures necessary for the purposes of giving effect to or perfecting the transactions contemplated by this Agreement.

6.8 All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the address given above, and such notice will be deemed to be given on the date of receipt.

7.    PAYMENT INSTRUCTIONS

Payment for the Units shall be made by bank wire transfer, certified cheque, or bank draft (without deduction of bank service charges or otherwise) payable to "Western Goldfields". The entire subscription price for all Units must be paid at the time of subscription. In the case of a bank wire transfer, funds should be wired to:

      Name:             Western Goldfields, Inc.  (Specify Savings Account)
      Bank:             Bank of America
      Address:          401 S. Virginia
                        Reno, NV  89501
      Account No:       0049 6701 3848
      ABA:              026009593

8.    REGISTRATION AND DELIVERY INSTRUCTIONS

The Investor hereby directs that at the time of the closing, the certificates representing the Units shall be registered and delivered as follows:

Name:    ____________________________

Address: ____________________________

The Issuer is authorized to deliver the Units to:

Name: ____________________________

Address: ____________________________

Attention:  _________________________________

         (Contact Name & Tel Number)

IN WITNESS WHEREOF the parties hereto have hereunder set their hands as of the date first stated above.

Western Goldfields, Inc.

By: /s/ Mark Shonnard
   -----------------------------------------
   Mark Shonnard, Chief Financial Officer

If Investor is an individual:

-------------------------------------         ----------------------------------
Name of Investor                              Signature of Investor

-------------------------------------         ----------------------------------
Name of Witness                               Signature  of Witness

-------------------------------------
Address of Investor

-------------------------------------
Occupation

OR

If Investor is a corporation:

Name of Corporation:


-------------------------------------


By:  /s/ W.P.S. Richards
   ----------------------------------
   Name:   W.P.S. Richards
   Title:  Director of General Partner


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